Legal Proceedings	12 Months Ended
Mar. 31, 2012
Legal Proceedings [Abstract]
Commitments And Contingencies Disclosure Text Block

14. Legal Proceedings and Other Contingencies

In the ordinary course of its business, the Company is made a party to certain legal proceedings seeking monetary damages, including proceedings involving product liability claims, workers' compensation and other employee claims, tort and other general liability claims, for which it carries insurance, as well as patent infringement and related litigation. The Company is in a highly regulated industry and is also periodically involved in government actions for regulatory violations and other matters surrounding the manufacturing of its products, including, but not limited to, environmental, employee, and product safety issues. While it is not feasible to predict or determine the ultimate outcome of these matters, the Company does not believe that an adverse decision in any of these legal proceedings would have a material adverse impact on its financial position, results of operations, or cash flows.

On August 2, 2007, the Company received two civil citations from CalOSHA (the California state agency responsible for enforcing occupational safety and health regulations), relating to the accidental death of a warehouse employee at the Company's Modesto facility on February 5, 2007. The Company appealed the citations to the California Occupational Safety and Health Appeals Board, and a hearing was held in early June 2010. The result of the hearing was that the citations were modified by agreement with CalOSHA and a civil penalty was imposed and paid by the Company during fiscal year 2011, thereby resolving the issue without a material adverse impact on the Company's financial position, results of operations, or cash flows.

In June 2010, the Company received a Notice of Violation of the California Safe Drinking Water and Toxic Enforcement Act of 1986, commonly known as Proposition 65, from the Environmental Law Foundation ("ELF").  This notice was made to the California Attorney General and various other government officials, and to 49 companies including Seneca Foods Corporation whom ELF alleges manufactured, distributed or sold packaged peaches, pears, fruit cocktail and fruit juice that contain lead without providing a clear and reasonable warning to consumers.  Under California law, proper notice must be made to the State and involved firms at least 60 days before any suit under Proposition 65 may be filed by private litigants like ELF.  That 60-day period has expired and to date neither the California Attorney General nor any appropriate district attorney or city attorney has initiated an action against the Company. However, private litigant ELF filed an action against the Company and 27 other named companies on September 28, 2011, in Superior Court of Alameda County, California, alleging violations of Proposition 65 and seeking various measures of relief, including injunctive and declaratory relief and civil penalties. The Company, along with the other named companies, is vigorously defending itself from such claim and has filed a responsive answer. The discovery process is ongoing and the litigation is proceeding in accordance with court schedules. As this matter is still at a very early stage, we are not able to predict the probability of the outcome or estimate of loss, if any, related to this matter.  Additionally, in the ordinary course of its business, the Company is made party to certain legal proceedings seeking monetary damages, including proceedings invoking product liability claims, either directly or through indemnification obligations, and we are not able to predict the probability of the outcome or estimate of loss, if any, related to any such matter.